EXHIBIT 32.2


         WRITTEN STATEMENT OF THE CFO PURSUANT TO 18 U.S.C. SECTION 1350


     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Insynq, Inc. (the "Company") on Form 10-QSB for the period ending November 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. Carroll Benton, Principle Accounting and Financial Officer of the Company, certify, solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

      (1) The Report fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of November 30, 2004 and for the period then ended

                                            /s/ M. Carroll Benton
                                            -----------------------
                                            M. Carroll Benton
                                            Prinicple Accounting and
                                            Financial Officer